UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 16, 2000
                                                   ----------------

                        COMMISSION FILE NUMBER: 333-30914

                                 XTREME WEBWORKS
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                                 88-0394012
--------------------------------            --------------------
(State or other jurisdiction of             (I.R.S. Employer
 incorporation or organization)              Identification No.)

  8100 West Sahara, Suite 200
      Las Vegas, Nevada                            89117
----------------------------------------    --------------------
(Address of principal executive offices)         (Zip Code)

                                 (702) 221-8300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
              ----------------------------------------------------
                         (Former name or former address,
                          if changed since last report)


Item 4.  Changes in Registrant's Certifying Accountant.

         On October 16, 2000, Kurt D. Saliger, C.P.A. (the "former accountant") who was previously engaged as the principal accountant to audit the Registrant's financial statements, resigned as principal accountant for Xtreme Webworks (the "Registrant"). The decision to change accountants was approved by the board of directors on October 16, 2000.

     The former accountant's report on the financial statements for the past two years and any interim period (including any time period before his resignation), did not contain any adverse opinions or disclaimers of opinion, nor were they modified regarding audit scope or accounting principles. Neither was there any disagreements, resolved or unresolved, or reportable events with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Upon agreement between the Registrant and the former accountant, the Registrant's 1999 financial statements were revised by the former accountant. This modification will be incorporated in the Registrant's first quarterly report.

         On October 16, 2000, Kyle L. Tingle, C.P.A., located in Henderson, Nevada, was engaged as the principal accountant to audit the Registrant's financial statements.

         The Registrant has provided the former accountant with a copy of the disclosures filed with the Commission. The Registrant requested the former accountant to furnish a letter addressed to the Commission stating whether he agrees with the statements made by the Registrant and, if not, stating the respects in which he does not agree. The letter has been filed as an Exhibit to this report containing this disclosure.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 17, 2000                              XTREME WEBWORKS
                                                     (Registrant)

                                                     By:  /s/ Shaun Hadley
                                                         ------------------
                                                              SHAUN HADLEY
                                                              President

                                                     EXHIBIT 16.1


Kurt D. Saliger, C.P.A.
Las Vegas, Nevada

                                                     October 16, 2000


United States Securities and Exchange Commission
Washington, D.C. 20549

The firm of Kurt D. Saliger, Certified Public Accountant, has resigned as the outside CPA firm of Xtreme Webworks effective as of October 16, 2000. This firm has no CPA fees due to it for past CPA services. There were no disagreements on accounting matters or financial disclosures.

Sincerely,


/s/ KURT D. SALIGER, C.P.A.
---------------------------
    KURT D. SALIGER
    CERTIFIED PUBLIC ACCOUNTANT